UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2024

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

2865 Scott St. Suite 107, Vista, California 92081

(Address of principal executive offices)

(760) 295-2408

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2024, NuZee, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”), providing for the sale and issuance of 2,040,814 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) for an aggregate purchase price of RMB 21,810,000, or approximately $3,000,000 (the “3M Transaction”).

The Transaction was closed on July 18, 2024. The Company has received the aggregate purchase price of RMB 21,810,000, or approximately $3,000,000, and 2,040,814 shares of common stock have been issued to the Investors.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

Item 8.01 Other Events.

As previously disclosed in our current report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2024, the Company received a notification letter from NASDAQ on January 23, 2024 (the “NASDAQ Notification Letter”), indicating that the Company was not in compliance with NASDAQ Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”). The NASDAQ Notification Letter stated that the Company failed to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing, as required by the Stockholders’ Equity Requirement.

As disclosed in the Company’s Form 8-K filed on May 2, 2024, and June 10, 2024, the Company has completed a $320,000 convertible note financing, and a $1,500,000 equity financing. The notes issued under the $320,000 convertible note financing were converted to the Company’s common stock on June 12, 2024.

Together with the completion of the $3M Transaction mentioned in Item 1.01, the Company believes that it has regained compliance with the Stockholders’ Equity Requirement as of the date of this report based on the three financing transactions stated herein.

The Company understands that the NASDAQ will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement and, if the Company does not demonstrate compliance in its next periodic report, it may be subject to delisting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: July 19, 2024	By:	/s/ Randell Weaver
	Name:	Randell Weaver
	Title:	Co-Chief Executive Officer and Chief Financial Officer

	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Co-Chief Executive Officer